USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         SUPPLEMENT DATED JULY 27, 2004
                                     TO THE
          PROSPECTUS DATED APRIL 30, 2004, AS SUPPLEMENTED MAY 12, 2004

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.

Effective July 27, 2004, USAllianz Advisers, LLC has entered into an agreement with Legg Mason Funds Management, Inc. ("LMFM") pursuant to which LMFM has been retained as the subadviser of the USAZ PIMCO PEA Growth and Income Fund, which will now be known as the USAZ Legg Mason Value Fund (the "Fund"). The portfolio manager of the USAZ PIMCO PEA Growth and Income Fund resigned in April 2004.

The Investment Objective and Principal Investment Strategies description found on page 40 of the prospectus is replaced by the following:

     The investment objective of the USAZ Legg Mason Value Fund is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval.

     The Fund invests primarily in equity securities that, in the Subadviser's opinion, offer the potential for capital growth. The Subadviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the Subadviser's assessment of their intrinsic value. Intrinsic value, according to the Subadviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to ,the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, may also be considered. Securities may be undervalued due to, among other things, uncertainty arising from the limited availability of accurate information, economic growth and change, changes in competitive conditions, technological change, investor overreaction to negative news or events, and changes in government policy or geopolitical dynamics. The Subadviser takes a long-term approach to investing, generally characterized by long holding periods and low turnover. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

     The Subadviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Subadviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the Subadviser believes is more compelling, or to realize gains or limit potential losses.

     The Fund may also invest in debt securities of companies having one or more of the above characteristics. The Fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade, commonly known as "junk bonds".

     For temporary defensive purposes, or when cash is temporarily available, the Fund may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

     (See "More About the Funds - Temporary Defensive Positions")

The following risks are added to the Principal Investment Risks section on page 40 of the prospectus:

     CALL RISK: If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

     CONVERTIBLE SECURITIES RISK: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

The paragraph describing Growth Stocks risk is hereby deleted from the Principal Investment Risks section on page 40 of the prospectus.

The Principal Risks Table, on page 65 of the prospectus, is revised for the USAZ PIMCO PEA Growth & Income Fund (now known as the USAZ Legg Mason Value Fund) to include Call Risk and Convertible Securities Risk and no longer includes Growth Stocks Risk.

The following is added to "The Subadvisers" information on page 67 of the prospectus, replacing the existing disclosure for the USAZ PIMCO PEA Growth and Income Fund on page 68:

  LEGG MASON FUND: VALUE
  SUBADVISER:      Legg Mason Funds Management, Inc. ("LMFM") is located at 100
                   Light Street, Baltimore, Maryland 21202. As of June 30, 2004,
                   LMFM had aggregate assets under management of approximately
                   $29.9 billion.

The portfolio manager description for the USAZ PIMCO PEA GROWTH AND INCOME FUND on page 71 of the prospectus is replaced with the following:

     USAZ LEGG MASON VALUE FUND: The Subadviser's investment team is led by Bill Miller, its Chief Investment Officer. Mr. Miller is the creator of the Subadviser's investment process and manager of the model portfolio used by Mary Chris Gay, the portfolio manager, as a basis for the day-to-day management of the Fund. Mr. Miller has served as a portfolio manager with the Subadviser since 1982. Ms. Gay implements in the Fund the investment decisions and strategies implemented by Mr. Miller in the model portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations. Ms. Gay has managed or co-managed other equity funds advised by the Subadviser since 1998 and has also served on the Subadviser's investment team since 1989.


                                                              USAZPRO-002-0404
                                                                   Page 2 of 2

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                         SUPPLEMENT DATED JULY 27, 2004

                                     TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
               DATED APRIL 30, 2004, AS SUPPLEMENTED JUNE 17, 2004

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE ATTACHED TO THE SAI AND RETAINED FOR FUTURE REFERENCE.

Effective July 27, 2004, USAllianz Advisers, LLC has entered into an agreement with Legg Mason Funds Management, Inc. ("LMFM") pursuant to which LMFM has been retained as the subadviser of the USAZ PIMCO PEA Growth and Income Fund, which will now be known as the USAZ Legg Mason Value Fund (the "Fund").

The following limitations are added to the Investment Strategies and Policies section beginning on page 4 of the SAI, for the USAZ Legg Mason Value Fund and replace those listed on page 7 for the PIMCO Growth and Income Fund.

          LEGG MASON VALUE FUND. The Fund does not intend to invest more than 25% of its total assets in foreign securities, does not intend to invest more than 5% of its net assets in indexed securities and does not intend to lend more than 5% of its portfolio securities at any given time. The Fund will not invest more than 15% of its assets in illiquid investments. The Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, the Fund may not enter into futures contracts or related options if, as a result, more than 20% of its total assets would be so invested. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. The Fund may not invest more than 5% of its net assets in municipal obligations (including participation interests), may not invest more than 5% of its net assets in either zero coupon bonds or pay-in-kind bonds and may not invest more than 5% of its net assets in floating and variable rate obligations. The Fund will not: (a) invest more than 10% of its total assets in securities of other investment companies; (b) invest more than 5% of its total assets in securities of any investment company; and (c) purchase more than 3% of the outstanding voting stock of any investment company. The Fund will not invest more than 25% of its total assets in a particular industry.

The table of permissible investments and techniques on page 10 of the SAI is revised to indicate that the PIMCO PEA Growth and Income Fund (now known as the USAZ Legg Mason Value Fund) may invest in floating and variable rate securities, mortgage dollar rolls, foreign currency options and futures, taxable and tax exempt municipal securities, and swap agreements.

The following is added to Appendix B - Proxy Voting Policies:

                       LEGG MASON CAPITAL MANAGEMENT, INC.
                   LEGG MASON FUNDS MANAGEMENT, INC & LMM, LLC
                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW
Legg Mason Capital Management, Inc., Legg Mason Funds Management, Inc. and LMM, LLC ("The Group") have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure The Group exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Group assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote The Group takes into consideration its duty to its clients and all other relevant facts available to The Group at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. The Group employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. We believe the interests of shareholders are best served by the following principles when considering proxy proposals:
                                                                    Page 1 of 6

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. We support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. We oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - We support policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, we oppose proposals that limit management's ability to do this. We generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see The Group's proxy voting guidelines for more details ("Schedule A").

PROCEDURES
OVERSIGHT
The Group's Chief Investment Officer (CIO) has full authority to determine The Group's proxy voting principles and procedures and vote proxies on behalf of The Group's clients. The Group's CIO has delegated oversight and implementation of the firm's proxy voting process, including the principles and procedures that govern it, The Group's Proxy Officers and Compliance Officers. No less than a quorum of these Officers1 will meet from time to time, but no less than annually, to review existing principles and procedures in light of The Group's duties as well as applicable laws and regulations to determine if any changes are necessary.

LIMITATIONS
We recognize proxy voting as a valuable right of company shareholders. Generally speaking, The Group votes all proxies it receives. However, The Group intends to refrain from voting in certain circumstances. The Group may refrain from voting a proxy if, for example, the company's shares are no longer held by The Group's clients at the time of the meeting. Additionally, The Group may refrain from voting a proxy if it concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

PROXY ADMINISTRATION
The Group instructs each client custodian to forward proxy materials to the The Group Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to The Group. The Group uses Institutional Shareholder Services ("ISS") to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

     THE COMPLIANCE OFFICER
1. The Compliance Officer reviews the proxy issues and identifies any potential material conflicts between the adviser's interests and those of the client. The Group believes and understands it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to The Group or its affiliates.
A.       IDENTIFYING POTENTIAL CONFLICTS
                  In identifying conflicts of interest the Compliance Officer will review the following issues:
|X| Whether The Group has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; and
|X| Whether there are any business or personal relationships between an The Group employee and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; and
|X| Whether the Proxy Officer knows that an affiliate of The Group has a material economic, business or personal relationship that is likely to result in a potential conflict between the interests of the affiliate and The Group's clients.

B.       ASSESSING MATERIALITY

--------
1 Quorum is defined as two Proxy Officers and one Compliance Officer.

                                                                    Page 2 of 6

                  A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted.

2. If the Compliance Officer determines that a potential material conflict of interest may exist:

(a) The Compliance Officer may consult with legal counsel and/or The Group's CIO to determine if the conflict is material.

(b) If the conflict is not material, the proxy issue is forwarded to the Proxy Officer for voting.

(c) If the conflict is material, the Compliance Officer may choose any of the following approaches to address the conflict:

1.         If The Group's proxy principles or
           guidelines address the specific issues in the conflicted proxy, the Compliance Officer votes the issues according to The Group's principles and returns the signed, voted form to the Proxy Administrator.
2.         If the conflicted proxy issue is not
           specifically addressed in The Group's
           principles, the Compliance Officer will
           follow the vote recommendation of an
           "Independent Voting Delegate".
3. Alternatively, the Compliance Officer may disclose the conflict to clients and obtain their consent to vote.

     THE PROXY OFFICER
1. The Proxy Officer reviews proxies and evaluates matters for vote in light of The Group's principles and guidelines. The Proxy Officer may seek additional information from The Group's investment team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with The Group's CIO for guidance on proxy issues. Generally, the Proxy Officer will not consult its affiliates during this process. All documents that had a material impact on the basis for the vote are maintained by The Group.
2.       The Proxy Officer returns the signed, voted form to the Proxy
         Administrator.

     THE PROXY ADMINISTRATOR
1. Provides custodians with instructions to forward proxies to The Group for all clients for whom The Group is responsible for voting proxies.
2. When proxies are received, reconciles the number of shares indicated on the proxy with The Group internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies. The Proxy Administrator will use best efforts to obtain missing proxies from custodian.
3. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by The Group clients as of the meeting date.
4. Ensures the Proxy and Compliance Officers are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner.
5. Per instructions from the Proxy Officer or Compliance Officer, votes proxy issues via ISS' software, online or via facsimile.
6.       Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING
The following documents will be maintained onsite for two years and in an accessible place for another three years with regard to proxies:
1. Copy of current policies and procedures will be maintained and available to clients upon request.
2. Proxy statements received regarding client securities will be maintained in electronic format via Edgar or similar third party and will be available to clients upon request.
3. Documents created by The Group that were material to making a decision how to vote proxies will be maintained in Multex, similar third party software or paper file.
4.       Copies of the voting record will be maintained via ISS.
5. A proxy log including: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team.
6. Each written client request for proxy voting records and The Group's written response to any client request for such records.
                                                                    Page 3 of 6

                                   SCHEDULE A
                        THE GROUP PROXY VOTING GUIDELINES

         The Group maintains these proxy-voting guidelines, which set forth the manner in which The Group generally votes on issues that are routinely presented. Please note that for each proxy vote The Group takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.
         ----------------------------------------------------------------------
         FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:
         1) Obligations of the Board of Directors 2) Compensation of management and the Board of Directors 3) Take-over protections 4) Shareholders' rights
         ----------------------------------------------------------------------


         ----------------------------------------------------------------------------------------------
                                  PROXY ISSUE                                THE GROUP GUIDELINE
         ----------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------
         BOARD OF DIRECTORS
         ----------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------
         INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated                  For
         directors, independent of management
         ----------------------------------------------------------------------------------------------
         NOMINATING PROCESS: independent nominating committee seeking                For
         qualified candidates, continually assessing directors and
         proposing new nominees
         ----------------------------------------------------------------------------------------------
         SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be               For
         no larger than 15 members
         ----------------------------------------------------------------------------------------------
         CUMULATIVE VOTING FOR DIRECTORS                                             For
         ----------------------------------------------------------------------------------------------
         STAGGERED BOARDS                                                          Against
         ----------------------------------------------------------------------------------------------
         SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                Case-by-Case
         ----------------------------------------------------------------------------------------------
         COMPENSATION REVIEW PROCESS: compensation committee comprised               For
         of outside, unrelated directors to ensure shareholder value while rewarding good performance
         ----------------------------------------------------------------------------------------------
         DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of                 For
         liability and provide indemnification
         ----------------------------------------------------------------------------------------------
         AUDIT PROCESS                                                               For
         ----------------------------------------------------------------------------------------------
         BOARD COMMITTEE STRUCTURE: audit, compensation, and                         For
         nominating and/or governance committee consisting entirely of independent directors
         ----------------------------------------------------------------------------------------------
         MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board                For
         activities amts should be approved by a board of independent directors and reported in proxy
         ----------------------------------------------------------------------------------------------
         FIXED RETIREMENT POLICY FOR DIRECTORS                                  Case-by-Case
         ----------------------------------------------------------------------------------------------
         OWNERSHIP REQUIREMENT: all Directors have direct and material               For
         cash investment in common shares of Company
         ----------------------------------------------------------------------------------------------
         PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder                   For
         advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)
         ----------------------------------------------------------------------------------------------
         ANNUAL REVIEW OF BOARD/CEO BY BOARD                                         For
         ----------------------------------------------------------------------------------------------
         PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                    For
         ----------------------------------------------------------------------------------------------
         VOTES FOR SPECIFIC DIRECTORS                                           Case-by-Case
         ----------------------------------------------------------------------------------------------

                                                 - CONTINUED -
                                                                    Page 4 of 6



            --------------------------------------------------------------------------------------
                                   PROXY ISSUE                            THE GROUP GUIDELINE
            --------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------
            MANAGEMENT AND DIRECTOR COMPENSATION
            --------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------
            STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                   Case-by-Case
            --------------------------------------------------------------------------------------
            FORM OF VEHICLE: grants of stock options, stock                  Case-by-Case
            appreciation rights, phantom shares and restricted stock
            --------------------------------------------------------------------------------------
            PRICE                                                     Against plans whose
                                                                      underlying securities are
                                                                      to be issued at less than
                                                                      100% of the current market
                                                                      value
            --------------------------------------------------------------------------------------
            RE-PRICING: plans that allow the Board of Directors to              Against
            lower the exercise price of options already granted if
            the stock price falls or under-performs the market
            --------------------------------------------------------------------------------------
            EXPIRY: plan whose options have a life of more than ten          Case-by-Case
            years
            --------------------------------------------------------------------------------------
            EXPIRY: "evergreen" stock option plans                              Against
            --------------------------------------------------------------------------------------
            DILUTION:                                                 Case-by-Case - taking into
                                                                      account value creation,
                                                                      commitment to
                                                                      shareholder-friendly
                                                                      policies, etc.
            --------------------------------------------------------------------------------------
            VESTING: stock option plans that are 100% vested when               Against
            granted
            --------------------------------------------------------------------------------------
            PERFORMANCE VESTING: link granting of options, or vesting             For
            of options previously granted, to specific performance
            targets
            --------------------------------------------------------------------------------------
            CONCENTRATION: authorization to allocate 20% or more of             Against
            the available options to any one individual in any one
            year
            --------------------------------------------------------------------------------------
            DIRECTOR ELIGIBILITY: stock option plans for directors if        Case-by-Case
            terms and conditions are clearly defined and reasonable
            --------------------------------------------------------------------------------------
            CHANGE IN CONTROL: stock option plans with change in                Against
            control provisions that allow option holders to receive
            more for their options than shareholders would receive
            for their shares
            --------------------------------------------------------------------------------------
            CHANGE IN CONTROL: change in control arrangements                   Against
            developed during a take-over fight specifically to
            entrench or benefit management
            --------------------------------------------------------------------------------------
            CHANGE IN CONTROL: granting options or bonuses to outside           Against
            directors in event of a change in control
            --------------------------------------------------------------------------------------
            BOARD DISCRETION: plans to give Board broad discretion in           Against
            setting terms and conditions of programs
            --------------------------------------------------------------------------------------
            EMPLOYEE LOANS: Proposals authorizing loans to employees            Against
            to pay for stock or options
            --------------------------------------------------------------------------------------
            DIRECTOR COMPENSATION: % of directors' compensation in                For
            form of common shares
            --------------------------------------------------------------------------------------
            GOLDEN PARACHUTES                                                Case-by-Case
            --------------------------------------------------------------------------------------
            EXPENSE STOCK OPTIONS                                                 For
            --------------------------------------------------------------------------------------
            SEVERANCE PACKAGES: must receive shareholder approval                 For
            --------------------------------------------------------------------------------------
            LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS            Against
            --------------------------------------------------------------------------------------
            RELOAD OPTIONS                                                      Against
            --------------------------------------------------------------------------------------
            PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                  Against
            --------------------------------------------------------------------------------------
            EMPLOYEE STOCK PURCHASE PLANS                                    Case-by-Case
            --------------------------------------------------------------------------------------
                                  - CONTINUED -
                                                                    Page 5 of 6




            --------------------------------------------------------------------------------------
                                   PROXY ISSUE                            THE GROUP GUIDELINE
            --------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------
            TAKEOVER PROTECTIONS
            --------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------
            SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring             Against
            the equal treatment of shareholders in the event of a bid
            and allowing the corp. enough time to consider
            alternatives to a bid
            --------------------------------------------------------------------------------------
            GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER           Case-by-Case
            PURCHASE TRANSACTIONS
            --------------------------------------------------------------------------------------
            LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that              Against
            serve to prevent competing bids in a takeover situation
            --------------------------------------------------------------------------------------
            CROWN JEWEL DEFENSES                                                Against
            --------------------------------------------------------------------------------------
             PAYMENT OF GREENMAIL                                               Against
            --------------------------------------------------------------------------------------
            "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"                      Against
            PROVISIONS: provisions that seek to limit the discretion
            of a future board to redeem the plan
            --------------------------------------------------------------------------------------
            CHANGE CORPORATION'S DOMICILE: if reason for                        Against
            re-incorporation is to take advantage of protective
            statutes (anti-takeover)
            --------------------------------------------------------------------------------------
            POISON PILLS: receive shareholder ratification                        For
            --------------------------------------------------------------------------------------
            REDEMPTION/RATIFICATION OF POISON PILL                                For
            --------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------
            SHAREHOLDERS' RIGHTS
            --------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------
            CONFIDENTIAL VOTING BY SHAREHOLDERS                                   For
            --------------------------------------------------------------------------------------
            DUAL-CLASS SHARE STRUCTURES                                         Against
            --------------------------------------------------------------------------------------
            LINKED PROPOSALS: with the objective of making one                  Against
            element of a proposal more acceptable
            --------------------------------------------------------------------------------------
            BLANK CHECK PREFERRED SHARES: authorization of, or an               Against
            increase in, blank check preferred shares
            --------------------------------------------------------------------------------------
            SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:                    Against
            management seeks to increase the number of votes required
            on an issue above two-thirds of the outstanding shares
            --------------------------------------------------------------------------------------
            INCREASE IN AUTHORIZED SHARES: provided the amount                    For
            requested is necessary for sound business reasons
            --------------------------------------------------------------------------------------
            SHAREHOLDER PROPOSALS                                            Case-by-Case
            --------------------------------------------------------------------------------------
            STAKEHOLDER PROPOSALS                                            Case-by-Case
            --------------------------------------------------------------------------------------
            ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING                Against
            RIGHTS TO BE DETERMINED BY THE BOARD WITHOUT PRIOR
            SPECIFIC SHAREHOLDER APPROVAL
            --------------------------------------------------------------------------------------
            "FAIR PRICE" PROVISIONS: Measures to limit ability to buy             For
            back shares from particular shareholder at
            higher-than-market prices
            --------------------------------------------------------------------------------------
            PREEMPTIVE RIGHTS                                                     For
            --------------------------------------------------------------------------------------
            ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE               For
            PRIOR SHAREHOLDER APPROVAL (including "anti-takeover"
            measures)
            --------------------------------------------------------------------------------------
            ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                           For
            --------------------------------------------------------------------------------------
            ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                           For
            --------------------------------------------------------------------------------------
            SOCIAL AND ENVIRONMENTAL ISSUES                            As recommended by Company
                                                                              Management
            --------------------------------------------------------------------------------------
            REIMBURSING PROXY SOLICITATION EXPENSES                          Case-by-Case
            --------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------
            SOURCE: THE GROUP.  LAST UPDATED 12 JULY 2004.


                                                               USAZSAI-002-0404
                                                                    Page 6 of 6